Exhibit 32.1

AQUENTIUM, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Aquentium, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-QSB of the Company for the quarter ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2007

/s/ Mark T. Taggatz

Mark T. Taggatz

Chief Executive Officer

Principal Financial Officer